UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): December 20, 2022
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment Number 1 to Credit and Security Agreement with Signature Bank

On December 20, 2022, loanDepot.com, LLC, a Delaware limited liability company and an indirect subsidiary of loanDepot, Inc. (the “Company”), as borrower, entered into Amendment Number 1 (“Amendment No. 1”) to the Credit and Security Agreement, dated as of December 22, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with Signature Bank, as administrative agent on behalf of the lenders (in such capacity, the “Administrative Agent”) and Signature Bank, as a lender (the “Lender”), pursuant to which the Lender provides the Company with a revolving line of credit of $300 million, with an option to increase up to $500 million upon mutual consent, that is secured by certain of the Company’s mortgage servicing rights under the servicing agreement with Freddie Mac and other collateral listed therein. Along with certain technical changes the primary purpose of Amendment No.1 is to extend the termination date to December 20, 2023.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Sixteenth Amendment to Credit and Security Agreement with NexBank

On December 22, 2022, the Company, as borrower, entered into the Sixteenth Amendment (“Amendment No. 16”) to the Credit and Security Agreement, dated as of October 29, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “NexBank Credit Agreement”) with NexBank, as lender (the “Lender”) pursuant to which the Lender has extended a revolving line of credit to the Company that is secured by certain of the Company’s mortgage servicing rights under the servicing agreement with Freddie Mac and other collateral listed in the NexBank Credit Agreement. The primary purpose of Amendment No,16 is change the definition of “Revolving Credit Note” to reference the Nineteenth Amended and Restated Promissory Note, dated as of December 22, 2022, in the amount of $200,000,000, made by the Company in favor of the Lender.

The foregoing description of Amendment No.16 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment No.16, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Amendment Number 1 to the Credit and Security Agreement, dated as of December 20, 2022, among loanDepot.com, LLC, as borrower, Signature Bank, as administrative agent and Signature Bank and the Lenders, as lenders.

10.2	Sixteenth Amendment, dated December 22, 2022, to the Credit and Security Agreement, between loanDepot.com, LLC, as borrower, and NexBank, as lender, dated as of October 29, 2014.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:
Name: Nicole Carrillo
Title: EVP and Chief Accounting Officer

Date: December 27, 2022